UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 19, 2008
CAPITAL CORP OF THE WEST
(Exact Name of Company as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)
(209) 725-2200
(Company’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     At the Company’s annual meeting of shareholders held on June 19, 2008, CEO Thomas T. Hawker made a slide presentation. A copy of the presentation appears as exhibit 99.1 to this Current Report and is incorporated herein by reference. A copy of the presentation is also posted in the Company’s website at www.ccow.com
Item 7.01 Regulation FD Disclosure
     See Item 2.02.
Item 8.01. Other Events
     See Item 2.02.
Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

99.1 Copy of the annual meeting presentation, issued by Capital Corp of the West.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West (Company)
Dated: June 19, 2008	By:	/s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President/Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Copy of the annual meeting presentation, issued by Capital Corp of the West.